Exhibit 99.1
State Court National Prescription Opiate Litigation Case Citations as of May 30, 2019.
City of Yonkers v. Purdue Pharma, L.P., et al., N.Y. Sup. Ct., Westchester Cty., 5/29/2019; Cty. of Saluda v. Rite Aid of S.C., Inc. et al., S.C. Ct. Comm. Pleas 11th Jud. Cir., 5/20/2019; Cty. of Clarendon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir., 5/20/2019; Cty. of Abbeville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 8th Jud. Cir., 5/20/2019; Cty. of Burlington v. Purdue Pharma L.P., et al., N.J. Super. Ct., Burlington Cty., 5/8/2019; Roane Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Spencer v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Jackson Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Ripley v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Ravenswood v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Wood Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of Williamstown v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Wirt Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Elizabeth v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Pleasants Cty. Comm'n v. Mylan Pharm., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; City of St. Marys v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Ritchie Cty. Comm'n v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Town of Harrisville v. Mylan Pharm. Inc., et al., W. Va. Cir. Ct., Marshall Cty., 5/8/2019; Cty. of Bamberg v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Comm. Pleas, 2d Jud. Cir., 5/7/2019; Cty. of Barnwell v. Rite Aid of S.C., Inc., et al., S.C. Ct. of Comm. Pleas, 2d Jud. Cir., 5/7/2019; Cty. of Beaufort v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 5/7/2019; Cty. of Colleton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 5/7/2019; Cty. of Fairfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 6th Jud. Cir., 5/7/2019; Cty. of Allendale v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 5/7/2019; Cty. of Hampton v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 5/7/2019; Cty. of Kershaw, et al. v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 5th Jud. Cir., 5/7/2019; Cty. of Jasper v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 14th Jud. Cir., 5/7/2019; Cty. of Lee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir., 5/7/2019; Cty. of Orangeburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 5/7/2019; Cty. of Williamsburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir., 5/7/2019; Cty. of Chesterfield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 4th Jud. Cir., 5/7/2019; Cty. of Dorchester v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 5/6/2019; Cty. of Horry v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 15th Jud. Cir., 5/6/2019; City of Albany v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Plattsburgh v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Troy v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; City of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 5/3/2019; Ellis Cty. v. Purdue Pharma, L.P., et al., Tex. Dist. Ct., 443d Jud. Dist., Ellis Cty., 5/3/2019; Cty. of Lexington v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 11th Jud. Cir., 5/2/2019; Cty. of Marion v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 12th Jud. Cir., 5/2/2019; Cty. of Calhoun v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 1st Jud. Cir., 5/2/2019; Cty. of Dillon v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 4th Jud. Cir., 5/2/2019; Cty. of Lancaster v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 6th Jud. Cir., 5/2/2019; Cty. of Aiken v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 2d Jud. Cir., 5/2/2019; Cty. of Anderson v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 10th Jud. Cir., 5/1/2019; Cty. of Cherokee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 7th Jud. Cir., 5/1/2019; Cty. of Edgefield v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 11th Jud. Cir., 5/1/2019; Cty. of Florence v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 12th Jud. Cir., 5/1/2019; Cty. of Greenville v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 13th Jud. Cir., 5/1/2019; Cty. of Greenwood v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 18th Jud. Cir., 5/1/2019; Cty. of Laurens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 8th Jud. Cir., 5/1/2019; Cty. of McCormick v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 11th Jud. Cir., 5/1/2019; Cty. of Oconee v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 10th Jud. Cir., 5/1/2019; Cty. of Pickens v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 13th Jud. Cir., 5/1/2019; Cty. of Spartanburg v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 7th Jud. Cir., 5/1/2019; Cty. of Sumter v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 3d Jud. Cir., 5/1/2019; Cty. of Union v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 16th Jud, Cir., 5/1/2019; Cty. of York v. Rite Aid of S.C., Inc., et al., S.C. Ct. Comm. Pleas, 16th Jud. Cir., 5/1/2019; W. Va. Univ. Hosps. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Appalachian Reg’l Healthcare, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Bluefield Hosp. Co., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Charleston Area Med. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Davis Mem’l Hosp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Broaddus Hosp. Ass’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Webster Cty. Mem’l Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Grafton City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Greenbrier VMC., LLC v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Monongalia Cty. Gen. Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Preston Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Stonewall Jackson Mem’l Hosp. Co. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Oak Hill Hosp. Corp. d/b/a Plateau Med. Ctr. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Camden-Clark Mem’l Hosp. Corp. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Charles Town Gen. Hosp. v. Purdue Pharma L.P., et al., W.

Va. Cir. Ct., Marshall Cty., 4/29/2019; City Hosp., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Potomac Valley Hosp. of W. Va., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; Reynolds Mem’l Hosp. Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; St. Joseph’s Hosp. of Buckhannon, Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; United Hosp. Ctr., Inc. v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 4/29/2019; City of Middletown v. Purdue Pharma, L.P., et al., Conn. Super. Ct., Middlesex Jud. Dist., 4/24/2019; Cty. of Ulster v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 4/10/2019; Rockwall Cty. v. Purdue Pharma L.P., et al., Tex. Dist. Ct., 439th Jud. Dist., Rockwall Cty., 4/10/2019; Cty. of Washington v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 4/1/2018; Cty. of Montgomery v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 3/26/2019; Cty. of Herkimer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 3/26/2019; Fire & Police Retiree Health Care Fund v. Sackler, et al., Tex. Dist. Ct., 288th Jud. Dist., Bexar Cty., 3/26/2019; State of New Mexico, ex rel., Hector Balderas, Attorney General v. Purdue Pharma L.P., et al., N.M. Dist. Ct, 1st Jud. Dist., Santa Fe Cty., 3/6/2019; Cty. of Lewis v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 2/26/2019; Cty. of St. Lawrence v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/30/2019; City of New York v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/16/2019; Cty. Comm’n of Mason Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Barbour Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Mayor Chris Tatum on behalf of the Village of Barboursville v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Taylor Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. Comm’n of Webster Cty. v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Mayor Don E. McCourt, on Behalf of the Town of Addison aka the Town of Webster Springs v. Purdue Pharma, L.P., et al., W. Va. Cir. Ct., Marshall Cty., 1/11/2019; Cty. of Fulton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Cortland v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Ontario v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 1/8/2019; Cty. of Columbia v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 12/1/2018; Cty. of Monroe v. Purdue Pharma, L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 12/1/2018; Cty. of Wyoming v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/28/2018; Cty. of Greene v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/28/2018; Cty. of Oswego v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/27/2018; Cty. of Schenectady v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/15/2018; Carpenters Health &Welfare Fund v. Purdue Pharma L.P., et al., Pa. Ct. of Comm. Pleas, Del. Cty., 11/14/2018; Cty. of Broome v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Erie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Orange v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Dutchess v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Seneca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; Cty. of Sullivan v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 11/13/2018; City of Ithaca v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Rensselaer v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Saratoga v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Schoharie v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Westchester v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Genesee v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Niagara v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Hamilton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Franklin v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Schuyler v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Steuben v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Clinton v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Tompkins v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Suffolk v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Cty. of Nassau v. Purdue Pharma L.P., et al., N.Y. Sup. Ct., Suffolk Cty., 10/23/2018; Monongalia Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Upshur Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Marion Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Doddridge Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Randolph Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 9/28/2018; Brooke Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Hancock Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Harrison Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Lewis Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Marshall Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Ohio Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Tyler Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017; Wetzel Cty. Comm’n v. Purdue Pharma L.P., et al., W. Va. Cir. Ct., Marshall Cty., 12/13/2017.